Exhibit 99

HSBC Finance Corporation
and
HSBC USA Inc.

Supplement to the Forms 10-Q for the
period ended September 30, 2006

Forward Looking Statements

This document, and subsequent discussion, contains certain forward-looking information with respect to the financial condition, results of operations and business of HSBC Holdings plc, HSBC Finance Corporation, HSBC USA Inc. and HSBC North America Holdings Inc. This information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties. This information speaks only as of the date on which it is provided. Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC Holdings plc 2005 Annual Report for the year ended December 31, 2005, and the HSBC Finance Corporation and HSBC USA Inc. Annual Reports on Forms 10-K for the year ended December 31, 2005 and Quarterly Reports on Forms 10-Q for the quarter ended March 31, 2006.

Basis of Reporting(1)

•	International Financial Reporting Standards (“IFRSs”) From January 1, 2005, HSBC Holdings plc (“HSBC”) has prepared its consolidated financial statements in accordance with International Financial Reporting Standards as endorsed by the European Union. IFRSs comprise accounting standards issued by the International Accounting Standards Board and its predecessor body as well as interpretations issued by the International Financial Reporting Interpretations Committee and its predecessor body. Please see HSBC’s 2005 Annual Report for more detail regarding significant accounting policies.

•	HSBC Finance Corporation — Managed Basis (a non-GAAP financial measure) assumes that securitized customer loans have not been sold and remain on the balance sheet.

•	HSBC Finance Corporation — Management Basis In addition to managed basis reporting, operations are monitored and trends are evaluated on a management basis (a non-GAAP financial measure). Management basis reporting, in addition to the managed basis adjustments, assumes that the mortgages and private label customer loans transferred to HSBC’s U.S. banking subsidiary, HSBC Bank USA, N.A. (“HSBC Bank USA”), have not been sold and remain on the balance sheet. Additionally, operations are monitored and trends are evaluated on a management basis because the customer loan sales to HSBC Bank USA were conducted primarily to more appropriately fund prime customer loans within the HSBC Group and such customer loans continue to be managed and serviced without regard to ownership. Furthermore, operating results are reviewed and decisions are made about allocating certain resources such as employees on a management basis.

When reporting on a management basis, net interest income, fee income and loan impairment charges are adjusted to include the activity associated with these customer loans transferred to HSBC Bank USA. Gains on sales, loan premium amortization and the related servicing fees are eliminated. Management believes that management basis information enables readers, investors and other interested parties to better understand the overall performance and related trends of the consumer finance business.

•	HSBC Finance Corporation — IFRS Management Basis (a non-GAAP financial measure) represents management basis results adjusted in accordance with IFRSs. In this document, the term “customer loans” is synonymous to “receivables” in the U.S. GAAP financial statements.

•	HSBC USA Inc. — IFRS represents U.S. GAAP results adjusted in accordance with IFRSs.

(1) Certain adjustments have been made to prior period amounts to conform to the current period presentation

HSBC Finance Corporation and HSBC USA Inc.
Profit Before Tax – IFRS (A Non-GAAP Measure)

	Nine Months Ended September 30,
	2006	2005

	(millions $)

Profit Before Tax:
HSBC Finance Corporation	$3,220	$2,707
HSBC USA Inc.	1,221	1,194

Sub-total	4,441	3,901
Intercompany Eliminations(1)	108	385

Combined Profit Before Tax	$4,549	$4,286

	Three Months Ended
	September 30,	June 30,	September 30,
	2006	2006	2005

	(millions $)

Profit Before Tax:
HSBC Finance Corporation	$631	$1,151	$603
HSBC USA Inc.	342	463	385

Sub-total	973	1,614	988
Intercompany Eliminations(1)	(37)	49	120

Combined Profit Before Tax	$936	$1,663	$1,108

(1)	Primarily relates to intercompany derivatives accounting and premium amortization on the transfer of assets between HSBC Finance Corporation and HSBC USA Inc.

HSBC Finance Corporation

HSBC Finance Corporation – September 30, 2006 Highlights
IFRS Management Basis (A Non-GAAP Measure)

•	Third quarter’s Profit Before Tax increased 6% over the year-ago period but decreased 43% from prior quarter. Underlying Profit Before Tax (which excludes derivative and fair value impacts and the adjustments for the calculation of effective interest rate (EIR) on credit card balances with low introductory rates) increased 21% year-over-year but declined 26% from the prior quarter.

•	Year-to-date Profit Before Tax increased 19% from the same period in 2005. Underlying Profit Before Tax was up 30%.

•	Third quarter’s Profit Before Tax reflects strong year-over-year profit growth in our Retail Branch Channel(1) and Credit Card businesses. Growth was primarily driven by:

–	Higher yields due to repricing initiatives

–	Higher fee income primarily from the Metris portfolio

–	Metris portfolio, acquired in the fourth quarter 2005, performing better than expected

–	Lower loan impairment charges due to incremental charges recorded last year for both Hurricane Katrina (Katrina) and changes in the U.S. bankruptcy legislation

•	Favorable Profit Before Tax was partially offset by higher operating expenses to support receivable growth, lower other income including fair value impacts, and higher loan impairment charges

•	Net Interest Income increased 6% year-over-year but decreased 6% from the prior quarter. Underlying Net Interest Income increased 6% year-over-year but was broadly flat to the prior quarter.

–	Net interest margin (NIM) compression is consistent with a generally rising rate environment, the effects of which are partially offset by increased yields resulting from a continuation of our repricing efforts

–	Average Customer Loans grew 17% year-over-year due to the Metris acquisition as well as organic growth across all products. Annualized average growth of 12% from the prior quarter was driven by growth in our branch residential mortgages and our MasterCard/Visa(2) credit card portfolios

–	Our Correspondent/Wholesale Channel(3) portfolio loan growth was held flat to prior quarter

(1) Retail Branch Channel represents our U.S. branch based consumer lending business which primarily offers secured and unsecured loan products, such as first and second lien position residential mortgages and personal non-credit cards
(2) MasterCard is a registered trademark of MasterCard International, Incorporated and Visa is a registered trademark of VISA USA, Inc.
(3) Correspondent/Wholesale Channel represents our mortgage services business which purchases first and second lien position residential mortgages from a network of unaffiliated third party lenders (i.e. correspondents)

HSBC Finance Corporation – September 30, 2006 Highlights – continued
IFRS Management Basis (A Non-GAAP Measure)

•	Fee Income increased 21% over the year-ago period and 8% from prior quarter as a result of higher volumes in our MasterCard/Visa portfolios which include Metris

•	In the third quarter, derivative and fair value income declined largely due to the impact of tightened credit spreads on the application of the fair value option to our own debt

•	Loan Impairment Charges decreased 4% year-over-year but increased 16% from the second quarter

–	The year-ago quarter included charges for estimated incremental exposure associated with both Katrina and changes in U.S. bankruptcy legislation

–	Our Correspondent/Wholesale Channel portfolio, as expected, experienced higher delinquency and net charge-offs during the third quarter 2006 in certain portions of the portfolio acquired in 2005 and 2006, particularly in the second lien and portions of the first lien portfolios. As a result, this portfolio has experienced higher loss estimates year-over-year although third quarter loan impairment charges were flat to the prior quarter. Numerous mitigation efforts are underway.

–	In our other portfolios, third quarter 2006 experienced higher loan impairment charges from the prior quarter due to seasoning of the portfolio which experienced strong growth in 2005 as well as normal seasonal impacts within certain portfolios

–	Credit performance, as measured by 2+ delinquency and net charge-offs, in most other portions of our domestic portfolio, including branch residential mortgages, is consistent with 2005 levels

•	We continue to monitor credit closely; we believe that the recent abnormally favorable credit performance is returning to a more normalized level

•	Operating Expenses increased 17% year-over-year and were in line with the prior quarter

–	Year-over-year higher expenses to support loan growth including the acquisition of the Metris portfolio in the fourth quarter 2005

–	Operating expenses as a percentage of average customer loans were flat year-over-year but down against the prior quarter

•	In October 2006, we entered into an agreement to sell our entire interest in Kanbay International, Inc. to a third party. The transaction is expected to close in the fourth quarter of 2006 and will result in a pre-tax gain on sale of approximately $123 million.

HSBC Finance Corporation
IFRS Management Basis (A Non-GAAP Measure)

	Three Months Ended
	September 30,	June 30,	September 30,
	2006	2006	2005

	(millions $)

Net Interest Income	$2,872	$3,051	$2,708
Net Fee Income	713	658	588
Trading Income/(Expense):
Loans Held for Resale	95	157	40
Hedge Ineffectiveness and Mark-to-market on Non-qualifying Hedges	(47)	(20)	(74)

Total Trading Income/(Expense)	48	137	(34)
Net (Expense)/Income from Financial Instruments Designated at Fair Value(1)	(53)	33	67
Other Operating Income	178	193	240

Total Operating Income	3,758	4,072	3,569
Loan Impairment Charges and Other Credit Risk Provisions	1,597	1,374	1,430
Loan Impairment (Releases)/Charges, Katrina related	(33)	(28)	205
Operating Expenses	1,488	1,483	1,270

Profit Before Tax	706	1,243	664
Tax Expense	264	467	235

Profit for the Period	$442	$776	$429

Adjustments, net of Tax Expense:
Effective Interest Rate impact	—	(91)	—
Katrina impact	(21)	(18)	138

Adjusted Profit for the Period	$421	$667	$567

Cost Efficiency Ratio	39.6%	36.4%	35.6%
Operating Expenses/Average Customer Loans	3.4%	3.5%	3.4%

(1)	Includes gains and losses from changes in fair value of debt securities in issue designated at fair value and gains and losses from changes in fair value of derivatives that are managed in conjunction with them of $(56), $28 and $67 million for the three months ended September 30, 2006, June 30, 2006 and September 30, 2005, respectively. September 2006 and June 2006 also include $3 and $5 million, respectively, of income from assets held to meet liabilities under insurance contracts.

HSBC Finance Corporation
IFRS Management Basis (A Non-GAAP Measure)

	Nine Months Ended
	September 30,
	2006	2005

	(millions $)

Net Interest Income	$8,796	$7,995
Net Fee Income	2,147	1,751
Trading Income:
Loans Held for Resale	304	163
Hedge Ineffectiveness and Mark-to-market on Non-qualifying Hedges	(53)	(21)

Total Trading Income	251	142
Net (Expense)/Income from Financial Instruments Designated at Fair Value(1)	(25)	332
Other Operating Income	559	576

Total Operating Income	11,728	10,796
Loan Impairment Charges and Other Credit Risk Provisions	3,908	3,751
Loan Impairment (Releases)/Charges, Katrina related	(94)	205
Operating Expenses	4,407	3,881

Profit Before Tax	3,507	2,959
Tax Expense	1,277	998

Profit for the Period	$2,230	$1,961

Adjustments, net of Tax Expense:
Effective Interest Rate impact	(91)	—
Katrina impact	(59)	138

Adjusted Profit for the Period	$2,080	$2,099

Cost Efficiency Ratio	37.6%	36.0%
Operating Expenses/Average Customer Loans	3.4%	3.6%

(1)	Includes gains and losses from changes in fair value of debt securities in issue designated at fair value and gains and losses from changes in fair value of derivatives that are managed in conjunction with them of $(33) and $332 million for the nine months ended September 30, 2006, and September 30, 2005, respectively. September 2006 also includes $8 million of income from assets held to meet liabilities under insurance contracts.

HSBC Finance Corporation
Key Ratios – Management Basis (A Non-GAAP Measure)(1)

•	NIM declined from the prior year and the prior quarter

–	Margin pressure continued due to higher cost of funds consistent with a generally rising rate environment and a higher proportion of lower yielding residential mortgage loans

–	Yields increased due to repricing efforts and the Metris portfolio

•	Risk Adjusted Revenue (RAR) down from the prior year and the prior quarter

–	Lower NIM than the prior year coupled with 2005 gains from loan and investment property sales were partially offset by lower net charge-offs

–	The decline in RAR compared to the prior quarter was due to lower NIM and higher net charge-offs partially offset by increased fees

•	Return on Managed Assets (ROMA) was improved from the prior year but down from the prior quarter

–	Compared to the prior year, expense growth was lower than receivable growth. Improved efficiency and lower loan impairment charges were partially offset by lower NIM.

–	Compared to the prior quarter, lower NIM and higher loan impairment charges were partially offset by higher fee income

(1)	Derived from U.S. GAAP reported results and adjusted to management basis as further described on page 3

(2)	Excludes mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133

HSBC Finance Corporation
Credit Quality – Management Basis (A Non-GAAP Measure)(1)

•	RAR down from the prior year and the prior quarter

–	Lower NIM than the prior year coupled with 2005 gains from loan and investment property sales were partially offset by lower net charge-offs

–	The decline in RAR compared to the prior quarter was due to lower NIM and higher net charge-offs partially offset by increased fees

•	2+ Delinquency up from the prior year and the prior quarter

–	Compared to the prior year, the increase was due to deterioration in the Correspondent/Wholesale Channel and the addition of the Metris portfolio

–	Compared to the prior quarter, the increase was largely due to the Correspondent/Wholesale Channel, expected seasonality in the credit card and motor vehicle finance portfolios as well as seasoning in the unsecured personal lending portfolio

•	Charge-off ratio decreased from the prior year but increased modestly from the prior quarter

–	Decrease from the prior year was largely due to lower personal bankruptcy charge-offs and filings following the U.S. bankruptcy legislation enacted in 2005. This was partially offset by higher net charge-offs due to seasoning in the Correspondent/Wholesale Channel portfolio which has seen significant growth in the period up to June 30, 2006 as well as higher losses in a portion of that business.

–	Increase from the prior quarter was primarily from a seasonal increase in the motor vehicle finance portfolio, expected seasoning of the overall portfolio and higher net charge-offs in certain segments of the Correspondent/Wholesale Channel portfolio

(1)	Derived from U.S. GAAP reported results and adjusted to management basis as further described on page 3

(2)	Excludes mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133

HSBC Finance Corporation
IFRS Management Basis (A Non-GAAP Measure)

CUSTOMER LOANS

						Sep 06
						Increase/(Decrease)
						%
	Sep 06	June 06	Mar 06	Dec 05	Sep 05	June 06	Mar 06	Dec 05	Sep 05

	(millions $)

Branch Real Estate Secured	$46,157	$44,430	$43,062	$41,341	$40,345	4%	7%	12%	14%
Correspondent Real Estate Secured	51,543	51,446	49,330	44,297	41,239	0	4	16	25

Real Estate Secured(1)	97,700	95,876	92,392	85,638	81,584	2	6	14	20
MasterCard/Visa Credit Cards	26,318	25,676	24,740	25,819	22,605	3	6	2	16
Private Label Cards	19,330	19,057	18,402	19,656	18,706	1	5	(2)	3
Motor Vehicle Finance	12,663	12,417	12,113	11,911	11,628	2	5	6	9
Unsecured Personal Lending and Other	21,487	21,313	20,875	20,778	20,302	1	3	3	6

Total Customer Loans	$177,498	$174,339	$168,522	$163,802	$154,825	2%	5%	8%	15%

(1)	Real Estate Secured includes residential first mortgages (first lien) and second lien lending products

HSBC Finance Corporation
IFRS Management Basis (A Non-GAAP Measure)

CORRESPONDENT REAL ESTATE SECURED LOANS BY LIEN POSITION

						Sep 06
						Increase/(Decrease)
						%
	Sep 06	June 06	Mar 06	Dec 05	Sep 05	June 06	Mar 06	Dec 05	Sep 05

	(millions $)

Residential First Mortgages	$40,428	$40,125	$39,094	$36,276	$34,942	1%	3%	11%	16%
Second Lien	11,115	11,321	10,236	8,021	6,297	(2)	9	39	77

Total Loans by Lien Position	$51,543	$51,446	$49,330	$44,297	$41,239	0%	4%	16%	25%

COMPOSITION OF CORRESPONDENT REAL ESTATE SECURED LOAN PORTFOLIO AT SEPTEMBER 30, 2006 BY PERIOD OF PURCHASE

	Q3 06	H1 06	H2 05	H1 05	2004 and Prior	Total

Residential First Mortgages	6%	17%	26%	13%	38%	100%
Second Lien	4	32	39	14	11	100

Total Loans by Period of Purchase	6%	20%	29%	13%	32%	100%

HSBC Finance Corporation
September 30, 2006 – Business Unit Highlights

Retail Branch Channel (HFC/Beneficial)	Correspondent/ Wholesale Channel
• Strong year-over-year profit growth

• Continued good loan growth
  – Branch residential mortgage products up
     14% year-over-year
      о Includes both near-prime and non-prime
        segments

      о Strong originations driven by increased
        productivity

      о Lower liquidation

  – Unsecured products were up year-over-year
     driven by successful direct mail campaigns and
     upsell efforts

• Cross sell volume continues to expand
  – Motor vehicle finance loans and credit card sales in
     branch offices contributed to overall growth

• Credit performance, as measured by 2+ delinquency and
   net charge-offs, is consistent with 2005 levels

• In October 2006, acquired Solstice Capital Group, a
  direct mortgage lender, providing central channel with
  additional origination capability

• Profits down year-over-year reflecting deterioration in
   certain portions of the portfolio

• Continued deterioration in selected portions of the
   2005 and 2006 purchases, similar to industry
   performance. Risk mitigation programs and efforts are    underway including:
  – Enhanced segmentation
  – Enhanced pricing models and repricing initiatives
  – Proactively working with customers regarding
     adjustable rate mortgage (ARM) resets
  – Increased collection capacity
  – Tightening of credit criteria, especially in
     second lien, low documentation, lower debt service
     capacity and lower credit scoring segments

• Portfolio up 25% year-over-year but flat to prior
  quarter
  – Growth has slowed due to a strategic decision to
     tighten underwriting criteria and is also reflective of
     a slowdown in market originations
  – As a result of these actions, second lien and low
     documentation volumes have been reduced
     significantly. First lien loan purchases have also
     been reduced significantly.

HSBC Finance Corporation
September 30, 2006 – Business Unit Highlights

	Credit Card		Private Label
•	Strong year-over-year profit growth with good organic loan and operating income growth	•	Profits broadly flat year-over-year because of the start up costs of the co-brand program

•	Increased net interest margin year-over-year through repricing initiatives and growing non-prime book	•	Launched two merchants (Best Buy and Saks Fifth Avenue) to the co-brand program with MasterCard/Visa in the third quarter

•	Loan impairment charges are down year-over-year driven by lower bankruptcy charge-offs and filings	•	Improved net charge-offs year-over-year driven by lower bankruptcy charge-offs and filings

•	Metris integration substantially complete and performing better than expected	•	Changes in minimum monthly payment guidelines have had an immaterial impact

•	Changes in minimum monthly payment guidelines have resulted in lower credit card fees primarily in the non-prime portfolio

HSBC Finance Corporation
September 30, 2006 – Business Unit Highlights

Auto	International
• Profits broadly flat year-over-year as higher loan
   volumes were offset by higher cost of funds

• Good organic loan growth in our dealer network
  and consumer direct channel

   – Increased focus on strengthening
      relationships with active dealers

   – Focus on refinance volume through
      improved pricing and additional operational
      capacity

• Active portfolio management is yielding higher
   fee income

• Continue to optimize collection strategies to
   improve cash collections

• Improved credit performance, as measured by 2+
  delinquency and net charge-offs,
year-over-year	Canada

• Solid year-over-year profit growth

• Good loan growth and profitability in a strong
   Canadian economy

   – Branch expansion, investment in external lead
      campaigns and strong real estate market
      contributed to growth in the unsecured and real
      estate secured portfolios

   – Growth initiatives in motor vehicle, credit
       cards and residential mortgages contributed
       favorably to customer loan growth

• Credit performance, as defined by 2+ delinquency
   and net charge-offs, is stable

U.K.

• Profit growth hindered by the continued
  challenging credit and business environment

• A focus on secured lending has resulted in
  ongoing higher levels of sales in the branch
  network in the third quarter

• Significant initiatives have been enacted to
   improve the cost basis including the continued
  centralization of operations and collections

• In the third quarter, we agreed to sell a portion
  of our European Operations to an HSBC affiliate

HSBC USA Inc.

HSBC USA Inc. – September 30, 2006 Highlights
IFRS (A Non-GAAP Measure)

•	Third quarter’s Profit Before Tax decreased 11% over the year-ago period and decreased 26% from prior quarter. Underlying Profit Before Tax (which excludes derivative and fair value impacts) decreased 1% and 3%, respectively.

•	Year-to-date Profit Before Tax increased 2% from the same period in 2005. Underlying Profit Before Tax was up 5%.

•	Third quarter’s Profit Before Tax reflects volatility within Corporate, Investment Banking and Markets (CIBM) due to the challenging interest rate environment affecting banks in general and weak U.S. Global Markets trading volumes in the third quarter

–	Balance sheet management income was lower due to a flat to inverted yield curve that has persisted throughout 2006

–	Year-to-date trading income increased 115% and reflects the build-out of client facing Global Markets businesses

–	Trading income decreased 17% from the prior quarter due to declines in client activity in the U.S. Mortgage Backed Securities business and reduced volatility in the Precious Metals business; however, year-to-date contribution improved significantly in both businesses

–	Global Transaction Banking operating income continued to improve compared to both prior year-to-date and the prior quarter

•	Good progress made on strategic initiatives within Personal Financial Services and Commercial Banking

–	Domestic deposits grew 15% year-over-year and reflect the successful nationwide online savings product, branch expansion in new geographic markets and refined marketing and customer analytics for affluent customers

–	Small Business and Middle Market lending activities contributed to 17% year-over-year commercial loan growth

HSBC USA Inc. – September 30, 2006 Highlights (continued)
IFRS (A Non-GAAP Measure)

•	Year-to-date Total Operating Income increased 10% but third quarter decreased 7% from the prior quarter

–	Benefited from the value of growing core customer deposit base and loans in Personal Financial Services, Commercial Banking and Private Banking customer segments

–	Growth in private label receivable balances and lower portfolio purchase premium amortizations contributed to good growth in income compared to both prior year-to-date and prior quarter

–	In the third quarter 2006, derivative income declined largely due to the impact of tightened credit spreads on the application of the fair value option to our own debt

•	Overall credit performance generally sound but increases noted compared to a very benign credit environment in 2005

–	Adjusted for Katrina impact in third quarter 2005, Consumer Finance loan impairment charges increased on higher loan volumes

–	Year-to-date increases in loan impairment charges in Commercial Banking reflects portfolio growth

–	Negligible loan impairment charges in Corporate Banking compared to higher than normal recoveries in 2005

•	Increased Operating Expenses reflect continuing spend on investment initiatives

–	Expansion of retail distribution network including addition of branches and national lending locations coupled with the online savings product

–	Advertising and brand building at NYC airports (JFK and LaGuardia)

–	Build-out of CIBM client facing business platform is largely complete but impacts year-to-date comparisons

HSBC USA Inc.
IFRS (A Non-GAAP Measure)

	Three Months Ended
	September 30,	June 30,	September 30,
	2006	2006	2005

	(millions $)

Net Interest Income	$626	$617	$666
Net Fee Income	207	231	246
Trading Income(1)	309	374	187
Net (Expense)/Income from Financial Instruments Designated at Fair Value(2)	(55)	52	(17)
Other Operating Income	155	63	97

Total Operating Income	1,242	1,337	1,179
Loan Impairment Charges and Other Credit Risk Provisions	216	205	186
Loan Impairment (Releases)/Charges, Katrina related	(1)	(2)	26
Operating Expenses	685	671	582

Profit Before Tax	342	463	385
Tax Expense	111	170	140

Profit for the Period	$231	$293	$245

Cost Efficiency Ratio	55.2%	50.2%	49.4%

(1)	Includes hedge ineffectiveness and mark-to-market on non-qualifying hedges of $1, $(13) and $1 million for the three months ended September 30, 2006, June 30, 2006 and September 30, 2005, respectively

(2)	Includes gains and losses from changes in fair value of debt securities in issue designated at fair value and gains and losses from changes in fair value of derivatives that are managed in conjunction with them

HSBC USA Inc.
IFRS (A Non-GAAP Measure)

	Nine Months Ended
	September 30,
	2006	2005

	(millions $)

Net Interest Income	$1,821	$2,107
Net Fee Income	668	563
Trading Income(1)	1,041	485
Net Expense from Financial Instruments Designated at Fair Value(2)	(43)	(15)
Other Operating Income	340	327

Total Operating Income	3,827	3,467
Loan Impairment Charges and Other Credit Risk Provisions	590	497
Loan Impairment (Releases)/Charges, Katrina related	(4)	26
Operating Expenses	2,020	1,750

Profit Before Tax	1,221	1,194
Tax Expense	410	441

Profit for the Period	$811	$753

Cost Efficiency Ratio	52.8%	50.5%

(1)	Includes hedge ineffectiveness and mark-to-market on non-qualifying hedges of $(6) and $3 million for the nine months ended September 30, 2006 and September 30, 2005, respectively

(2)	Includes gains and losses from changes in fair value of debt securities in issue designated at fair value and gains and losses from changes in fair value of derivatives that are managed in conjunction with them

HSBC USA Inc.
September 30, 2006 – Business Unit Highlights

Personal Financial Services (PFS)	Commercial Banking (CMB)

• Good progress on numerous initiatives to
  broaden distribution channels

  – Online savings deposits totaled $6.3 billion
     at September 30, 2006 and generated over
     250,000 new accounts

  – Added 5 new branches during the quarter
     and established a national charter in
     Maryland to facilitate geographic expansion

  – Continued solid growth in Premier
     relationships with over 100,000 households
     and $12 billion in deposits

  – “Different Points of View” global branding
     initiative expanded to include new
     advertising campaign at JFK and LaGuardia
     airports

• Measurable improvement in customer experience
  and service differentiation as measured both
  externally and internally

• Solid year-over-year deposit and loan growth
  contributed to a 14% net interest income
  year-to-date improvement

• Expanded beyond geographic footprint with
   increased national distribution in Washington,
   Los Angeles, New Jersey and Chicago

• Increased syndication capabilities led to higher
   fee income in Commercial Real Estate

• Credit performance remains stable and we
   continue to closely monitor credit environment

  – Higher Middle Market and Small Business
     impairment charges were consistent with
     year-over-year loan growth and the
     expected seasoning of the portfolio

HSBC USA Inc.
September 30, 2006 – Business Unit Highlights

Private Banking (PB)	Corporate, Investment Banking and Markets (CIBM)

• Significant operating income growth from the
prior quarter was due in part to the gain on sale
of a foreign private equity investment

• Continued solid year-over-year loan and deposit
growth resulted in an 15% improvement in net
interest income year-to-date

• Opened three Wealth and Tax Advisory offices
in 2006 to service high net worth individuals
which contributed to a 64% year-to-date
increase in fee income

• Significantly higher year-to-date Trading
Income in all Global Markets businesses
offset lower balance sheet management Net
Interest Income

• Trading Income declined from second Quarter
primarily in U.S. based Mortgage Backed
Securities and Precious Metals businesses

• Strong year-to-date Operating Income and
deposit balance growth in Global Transaction
Banking reflecting expanded product
offerings and successful growth in new markets

   – Reflects HSBC’s market leader position in
      developing cross border payments and
      cash management services

   – Banknotes experienced its most
      profitable quarter of 2006 with solid
      performance across all regions

Appendix

RECONCILIATIONS TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation
IFRS

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2006	2006	2005	2006	2005

	(dollars are in millions)

Profit before tax — U.S. GAAP basis	$878	$897	$421	$3,174	$2,074
Adjustments, before tax:
Securitization	3	21	209	57	471
Derivatives and hedge accounting (including fair value adjustments)	(234)	(31)	60	(377)	75
Intangible assets	40	40	73	138	227
Purchase accounting adjustments	(39)	16	(137)	46	(86)
Loan origination	(18)	(2)	(19)	(51)	(71)
Loan impairment	16	17	(11)	46	—
Loans held for resale	—	28	—	28	—
Interest recognition	(19)	160	—	142	—
Other	4	5	7	17	17

Profit before tax — IFRS basis	$631	$1,151	$603	$3,220	$2,707

1

RECONCILIATIONS TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation Income Statement
IFRS Management Basis

	Three Months Ended 09/30/06			Three Months Ended 06/30/06			Three Months Ended 09/30/05
		IFRS			IFRS			IFRS
		Management	IFRS		Management	IFRS		Management	IFRS
	Owned	Basis	Management	Owned	Basis	Management	Owned	Basis	Management
	Basis	Adjustments	Basis	Basis	Adjustments	Basis	Basis	Adjustments	Basis

	(dollars are in millions)

Net interest income	$2,602	$270	$2,872	$2,549	$502	$3,051	$2,163	$545	$2,708
Net fee income	559	154	713	442	216	658	439	149	588
Trading income/(expense):
Loans held for resale	—	95	95	—	157	157	—	40	40
Hedge ineffectiveness and mark-to-market on non-qualifying hedges	—	(47)	(47)	—	(20)	(20)	—	(74)	(74)

Total trading income/(expense)	—	48	48	—	137	137	—	(34)	(34)
Net (expense)/income from financial instruments designated at fair value	—	(53)	(53)	—	33	33	—	67	67
Other operating income	806	(628)	178	757	(564)	193	708	(468)	240

Total operating income	3,967	(209)	3,758	3,748	324	4,072	3,310	259	3,569

Loan impairment charges and other credit risk provisions	1,419	178	1,597	1,273	101	1,374	1,181	249	1,430
Loan impairment (releases)/charges, Katrina related	(35)	2	(33)	(25)	(3)	(28)	180	25	205
Operating expenses	1,705	(217)	1,488	1,603	(120)	1,483	1,528	(258)	1,270

Profit before tax	878	(172)	706	897	346	1,243	421	243	664
Tax expense	327	(63)	264	329	138	467	140	95	235

Profit for the period	$551	$(109)	$442	$568	$208	$776	$281	$148	$429

Adjustments, net of tax expense:
Effective interest rate impact	—	—	—	—	(91)	(91)	—	—	—
Katrina impact	—	(21)	(21)	—	(18)	(18)	—	138	138

Adjusted profit for the period	$551	$(130)	$421	$568	$99	$667	$281	$286	$567

Cost Efficiency Ratio:
Total operating expenses	$1,705	$(217)	$1,488	$1,603	$(120)	$1,483	$1,528	$(258)	$1,270
Policyholders’ benefits	(123)	123	—	(107)	107	—	(109)	109	—

Total operating expenses, excluding policyholders’ benefits	$1,582	$(94)	$1,488	$1,496	$(13)	$1,483	$1,419	$(149)	$1,270

Net interest income and other operating income	$3,967	$(209)	$3,758	$3,748	$324	$4,072	$3,310	$259	$3,569
Policyholders’ benefits	(123)	123	—	(107)	107	—	(109)	109	—

Net interest income and other operating income, excluding policyholders’ benefits	$3,844	$(86)	$3,758	$3,641	$431	$4,072	$3,201	$368	$3,569

Cost efficiency ratio	41.2%		39.6%	41.1%		36.4%	44.3%		35.6%

Profit before tax growth:
Profit before tax	$878	$(172)	$706	$897	$346	$1,243	$421	$243	$664
IFRS management basis profit before tax growth:
09/30/06 compared to 09/30/05			6%
09/30/06 compared to 06/30/06			(43)%

2

RECONCILIATIONS TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation Income Statement
IFRS Management Basis

	Nine Months Ended 09/30/06			Nine Months Ended 09/30/05
		IFRS			IFRS
		Management	IFRS		Management	IFRS
	Owned	Basis	Management	Owned	Basis	Management
	Basis	Adjustments	Basis	Basis	Adjustments	Basis

	(dollars are in millions)

Net interest income	$7,615	$1,181	$8,796	$6,086	$1,909	$7,995
Net fee income	1,393	754	2,147	1,099	652	1,751
Trading income:
Loans held for resale	—	304	304	—	163	163
Hedge ineffectiveness and mark-to-market on non-qualifying hedges	—	(53)	(53)	—	(21)	(21)

Total trading income	—	251	251	—	142	142
Net (expense)/income from financial instruments designated at fair value	—	(25)	(25)	—	332	332
Other operating income	2,622	(2,063)	559	2,719	(2,143)	576

Total operating income	11,630	98	11,728	9,904	892	10,796

Loan impairment charges and other credit risk provisions	3,588	320	3,908	3,053	698	3,751
Loan impairment (releases)/charges, Katrina related	(90)	(4)	(94)	180	25	205
Operating expenses	4,958	(551)	4,407	4,597	(716)	3,881

Profit before tax	3,174	333	3,507	2,074	885	2,959
Tax expense	1,167	110	1,277	695	303	998

Profit for the period	$2,007	$223	$2,230	$1,379	$582	$1,961

Adjustments, net of tax expense:
Effective interest rate impact	—	(91)	(91)	—	—	—
Katrina impact	—	(59)	(59)	—	138	138

Adjusted profit for the period	$2,007	$73	$2,080	$1,379	$720	$2,099

Cost Efficiency Ratio:
Total operating expenses	$4,958	$(551)	$4,407	$4,597	$(716)	$3,881
Policyholders’ benefits	(348)	348	—	(347)	347	—

Total operating expenses, excluding policyholders’ benefits	$4,610	$(203)	$4,407	$4,250	$(369)	$3,881

Net interest income and other operating income	$11,630	$98	$11,728	$9,904	$892	$10,796
Policyholders’ benefits	(348)	348	—	(347)	347	—

Net interest income and other operating income, excluding policyholders’ benefits	$11,282	$446	$11,728	$9,557	$1,239	$10,796

Cost efficiency ratio	40.9%		37.6%	44.5%		36.0%

Profit before tax growth:
Profit before tax	$3,174	$333	$3,507	$2,074	$885	$2,959
IFRS management basis profit before tax growth:
09/30/06 compared to 09/30/05			19%

3

RECONCILIATIONS TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation
Management Basis

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005

	(dollars are in millions)

Net Interest Income:
Net interest income:
Owned basis	$2,602	$2,549	$2,464	$2,298	$2,163	$2,035
Management basis adjustments	342	381	435	475	524	620

Management basis	$2,944	$2,930	$2,899	$2,773	$2,687	$2,655

Average interest-earning assets:
Owned basis	$158,722	$153,021	$147,266	$138,788	$127,038	$119,523
Managed basis adjustments	1,493	2,620	3,505	5,757	7,779	10,203
Management basis adjustments	20,483	20,324	20,831	21,063	20,806	20,163

Management basis	$180,698	$175,965	$171,602	$165,608	$155,623	$149,889

Owned basis net interest margin	6.56%	6.66%	6.69%	6.62%	6.81%	6.81%
Management basis net interest margin	6.52%	6.66%	6.76%	6.70%	6.91%	7.09%

Return on Average Assets:
Profit for the period:
Owned basis	$551	$568	$888	$393	$281	$472
Management basis adjustments	44	57	80	50	34	36

Management basis	$595	$625	$968	$443	$315	$508

Adjusted profit for the period:
Owned basis	$551	$568	$888	$393	$281	$472
Management basis adjustments	44	57	80	50	34	36
Derivative adjustments	(46)	6	(34)	25	43	(37)

Management basis adjusted for derivatives	$549	$631	$934	$468	$358	$471

Average assets:
Owned basis	$172,746	$167,505	$162,688	$150,644	$141,765	$134,834
Management basis adjustments	21,869	22,881	24,225	26,741	28,414	30,341

Management basis	$194,615	$190,386	$186,913	$177,385	$170,179	$165,175

Return on average owned assets	1.28%	1.36%	2.18%	1.04%	.79%	1.40%
Return on average management assets	1.22%	1.31%	2.07%	1.00%	.74%	1.23%
Return on average management assets, adjusted for derivatives	1.13%	1.33%	2.00%	1.06%	.84%	1.14%

4

RECONCILIATIONS TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation
Management Basis

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005

	(dollars are in millions)

Managed Basis Risk Adjusted Revenue:
Net interest income	$2,639	$2,616	$2,567	$2,432	$2,340	$2,284
Other operating income, excluding securitization revenue and the mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133	1,285	1,183	1,357	1,236	1,230	1,135
Less: Net charge-offs	(1,168)	(1,121)	(990)	(1,163)	(1,052)	(1,028)

Risk adjusted revenue	$2,756	$2,678	$2,934	$2,505	$2,518	$2,391

Management basis adjustments:
Net interest income	$305	$314	$332	$341	$347	$371
Other operating income, excluding securitization revenue and the mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133	(64)	(60)	(65)	(86)	(88)	(124)
Less: Net charge-offs	(163)	(149)	(158)	(179)	(158)	(156)

Risk adjusted revenue, management basis adjustments	$78	$105	$109	$76	$101	$91

Management basis:
Net interest income	$2,944	$2,930	$2,899	$2,773	$2,687	$2,655
Other operating income, excluding securitization revenue and the mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133	1,221	1,123	1,292	1,150	1,142	1,011
Less: Net charge-offs	(1,331)	(1,270)	(1,148)	(1,342)	(1,210)	(1,184)

Risk adjusted revenue, management basis	$2,834	$2,783	$3,043	$2,581	$2,619	$2,482

Average interest-earning assets:
Managed basis	$160,215	$155,641	$150,771	$144,545	$134,817	$129,726
Management basis adjustments	20,483	20,324	20,831	21,063	20,806	20,163

Management basis	$180,698	$175,965	$171,602	$165,608	$155,623	$149,889

Managed basis risk adjusted revenue	6.88%	6.88%	7.78%	6.93%	7.47%	7.37%
Management basis risk adjusted revenue	6.27%	6.33%	7.09%	6.23%	6.73%	6.62%

5

RECONCILIATIONS TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation
Management Basis

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005

	(dollars are in millions)

Two-Months-and-Over Contractual Delinquency Ratio:
Consumer 2+ delinquency:
Owned basis	$6,495	$5,652	$5,312	$5,366	$4,861	$4,419
Management basis adjustments	624	624	619	725	830	887

Management basis	$7,119	$6,276	$5,931	$6,091	$5,691	$5,306

Consumer receivables:
Owned basis	$156,760	$153,779	$146,580	$139,726	$128,524	$118,532
Management basis adjustments	21,665	22,236	23,241	25,722	27,631	29,187

Management basis	$178,425	$176,015	$169,821	$165,448	$156,155	$147,719

Owned basis consumer 2+ delinquency ratio	4.14%	3.68%	3.62%	3.84%	3.78%	3.73%
Management basis consumer 2+ delinquency ratio	3.99%	3.57%	3.49%	3.68%	3.64%	3.59%

Consumer Net Charge-off Ratio:
Consumer net charge-offs:
Owned basis	$1,138	$1,079	$928	$1,044	$902	$844
Management basis adjustments	193	191	220	298	308	340

Management basis	$1,331	$1,270	$1,148	$1,342	$1,210	$1,184

Average consumer receivables:
Owned basis	$155,913	$149,933	$143,893	$134,647	$123,163	$115,354
Management basis adjustments	21,756	22,942	24,333	26,817	28,579	30,359

Management basis	$177,669	$172,875	$168,226	$161,464	$151,742	$145,713

Owned basis consumer net charge-off ratio	2.92%	2.88%	2.58%	3.10%	2.93%	2.93%
Management basis consumer net charge-off ratio	3.00%	2.94%	2.73%	3.32%	3.19%	3.25%

6

RECONCILIATIONS TO GAAP FINANCIAL MEASURES
HSBC USA Inc. Income Statement
IFRS

	Three Months Ended 09/30/06			Three Months Ended 06/30/06			Three Months Ended 09/30/05
	Owned	IFRS	IFRS	Owned	IFRS	IFRS	Owned	IFRS	IFRS
	Basis	Adjustments	Basis	Basis	Adjustments	Basis	Basis	Adjustments	Basis

	(dollars are in millions)

Net interest income	$777	$(151)	$626	$775	$(158)	$617	$761	$(95)	$666
Net fee income	348	(141)	207	316	(85)	231	265	(19)	246
Trading income	52	257	309	269	105	374	137	50	187
Net income from financial instruments designated at fair value	—	(55)	(55)	—	52	52	—	(17)	(17)
Other operating income	214	(59)	155	88	(25)	63	103	(6)	97

Total operating income	1,391	(149)	1,242	1,448	(111)	1,337	1,266	(87)	1,179

Loan impairment charges and other credit risk provisions	208	8	216	224	(19)	205	173	13	186
Loan impairment (releases)/charges, Katrina related	(1)	—	(1)	(2)	—	(2)	26	—	26
Operating expenses	819	(134)	685	775	(104)	671	673	(91)	582

Profit before tax	365	(23)	342	451	12	463	394	(9)	385
Tax expense	121	(10)	111	165	5	170	142	(2)	140

Profit for the period	$244	$(13)	$231	$286	$7	$293	$252	$(7)	$245

Cost Efficiency Ratio:
Total operating expenses	$819	$(134)	$685	$775	$(104)	$671	$673	$(91)	$582
Net interest income and other operating income	1,391	(149)	1,242	1,448	(111)	1,337	1,266	(87)	1,179

Cost efficiency ratio	58.9%		55.2%	53.5%		50.2%	53.2%		49.4%

Profit before tax growth:
Profit before tax	$365	$(23)	$342	$451	$12	$463	$394	$(9)	$385
IFRS profit before tax growth:
09/30/06 compared to 09/30/05			(11)%
09/30/06 compared to 06/30/06			(26)%

7

RECONCILIATIONS TO GAAP FINANCIAL MEASURES
HSBC USA Inc. Income Statement
IFRS

	Nine Months Ended 09/30/06			Nine Months Ended 09/30/05
	Owned	IFRS	IFRS	Owned	IFRS	IFRS
	Basis	Adjustments	Basis	Basis	Adjustments	Basis

	(dollars are in millions)

Net interest income	$2,287	$(466)	$1,821	$2,321	$(214)	$2,107
Net fee income	973	(305)	668	704	(141)	563
Trading income	600	441	1,041	268	217	485
Net income from financial instruments designated at fair value	—	(43)	(43)	—	(15)	(15)
Other operating income	373	(33)	340	425	(98)	327

Total operating income	4,233	(406)	3,827	3,718	(251)	3,467

Loan impairment charges and other credit risk provisions	590	—	590	450	47	497
Loan impairment (releases)/charges, Katrina related	(4)	—	(4)	26	—	26
Operating expenses	2,380	(360)	2,020	2,012	(262)	1,750

Profit before tax	1,267	(46)	1,221	1,230	(36)	1,194
Tax expense	429	(19)	410	450	(9)	441

Profit for the period	$838	$(27)	$811	$780	$(27)	$753

Cost Efficiency Ratio:
Total operating expenses	$2,380	$(360)	$2,020	$2,012	$(262)	$1,750
Net interest income and other operating income	4,233	(406)	3,827	3,718	(251)	3,467

Cost efficiency ratio	56.2%		52.8%	54.1%		50.5%

Profit before tax growth:
Profit before tax	$1,267	$(46)	$1,221	$1,230	$(36)	$1,194
IFRS profit before tax growth:
09/30/06 compared to 09/30/05			2%

8